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                                                                  EXHIBIT 10.65

POSTPONEMENT AGREEMENT
                                                               DECEMBER 14, 2001
                                                                 DATE

To The Bank of Nova Scotia:

              THE UNDERSIGNED for valuable consideration hereby agrees that payment of all debts, demands and choses in action which are now due, owing or accruing due or may hereafter become due, owing or accruing due to the Undersigned by REGAL GREETINGS & GIFTS CORPORATION (herein called "the Customer")

shall be postponed to payment in full of all present and future indebtedness and other liability of the Customers to THE BANK OF NOVA SCOTIA (herein called "the Bank"); and the Undersigned hereby assigns and transfers to the Bank, as security for all present and future indebtedness and other liability of the Customer to the Bank, all debts, demands and choses in action which are now due, owing or accruing due to the Undersigned by the Customer and also all securities and rights of any nature which now are or may hereafter be held by the Undersigned as collateral thereto, and the Undersigned agrees that all moneys received by the Undersigned in payment of any of the said debts, demands and choses in action shall be received and held by the Undersigned in trust for the Bank.

              THE UNDERSIGNED understands and agrees that this Agreement shall not suspend or otherwise affect the present or future rights and remedies of the Bank with respect to the present or future indebtedness and other liability of the Customer to the Bank, or with respect to the securities which the Bank now holds or may hereafter receive from the Customer as collateral to the said indebtedness and other liability.

              THIS AGREEMENT shall be binding also upon the heirs, executors, liquidators, for succession purposes, administrators and assigns of the Undersigned.

              THE PARTIES have requested that this document be drafted in the English language. LES PARTIES ont demande que ce document soit redige en anglais.

                        AS WITNESS the hand and seal of the Undersigned.

*When executed by a     WITNESS:                PRIMES DE LUXE INC.
corporation this
agreement must be                               Per:
accompanied by a        -------------------          ------------------------
resolution of the                                    Authorized Signing Officer
Directors.



       ACKNOWLEDGEMENT AND ACCEPTANCE
       The "Customer" named in the foregoing Postponement Agreement hereby acknowledges receipt of notice thereof and hereby accept the assignment and transfer to the above named Bank included therein, this 14th day of December, 2001.

WITNESS:                                        ROYAL GREETINGS & GIFTS
                                                CORPORATION
-------------------------                       Per:
                                                     ------------------------
                                                     Authorized Signing Officer

DATE RECEIVED:
...................
RECORDED..........
APPROVED..........
E.O. AUDITOR
...................